Finance (Income)	12 Months Ended
Dec. 31, 2017
Finance Income
FINANCE (INCOME)
NOTE 15:-	FINANCE (INCOME)

	Year ended December 31,
	2017	2016	2015
	NIS in thousands
Finance expenses:

Bank commissions	102	105	76
Issuance expenses related to warrants exercisable into shares	1,132	-	2,116
Net loss from exchange rate fluctuations	2,572	580	-
Financial expenses from defined benefit plans	-	-	11
Other loss from long-term investment revaluation	16	-	-

	3,822	685	2,203
Finance income:

Interest income on bank deposits	(249)	(342)	(87)
Net gain from exchange rate fluctuations	-	-	(492)
Net change in fair value warrants exercisable into shares	(10,148)	(6,657)	(6,913)

	(10,397)	(6,999)	(7,492)